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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 21, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 001-31810                 22-3720962
     (State or other       (Commission File Number)       (IRS Employer
       jurisdiction                                    Identification No.)
    of incorporation)


55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                 07960
(Address of principal executive offices)                  (Zip Code)


                                 (973) 290-0080
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 21, 2005, Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), entered into a Digital Cinema Framework Agreement (the "Agreement") with Access Digital Media, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("ADM"), Christie/AIX, Inc., a Delaware corporation and a wholly owned subsidiary of ADM ("Christie/AIX"), and Christie Digital Systems USA, Inc., a California Corporation and a leading provider of digital cinema projections systems and related services ("Christie"), pursuant to which, among other things: (1) Christie/AIX will seek to raise financing to fund the purchase of a turnkey Digital Cinema solution that includes the latest generation 2K resolution Digital Cinema projectors and all related hardware systems and (2) Christie/AIX will serve as intermediary between content owners (including major studios and independent distributors, who will pay "virtual print fees") and exhibitors (who will be responsible for installation costs, software license costs, software license fees, and a 10-year maintenance contract with a cost structure similar to conventional film maintenance). The Agreement will be effective through 2018.

     On June 21, 2005, the Company issued a press release announcing the Agreement. A copy of the release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.       DESCRIPTION

99.1              Press  release of Access Integrated Technologies, Inc.,  dated
                  June 21, 2005.

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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  ACCESS INTEGRATED TECHNOLOGIES, INC.



                                  By: /s/ GARY S. LOFFREDO
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                                  Name: Gary S. Loffredo
                                  Title: Senior Vice President - General Counsel

                                  Dated: June 24, 2005



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